UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2005

HYUNDAI ABS FUNDING CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE	333-117398	33-0978453

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

10550 TALBERT AVENUE
FOUNTAIN VALLEY, CALIFORNIA 92708

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 594-1579

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 4.5

ITEM 8.01 OTHER EVENTS

     On July 8, 2005, Hyundai ABS Funding Corporation (“HAFC”) and Hyundai Motor Finance Company (“HMFC”) entered into that certain Receivables Purchase Agreement, dated as of July 8, 2005 (the “Receivables Purchase Agreement”), pursuant to which HMFC transferred to HAFC certain retail installment sales contracts relating to certain new and used automobiles and light-duty trucks (the “Receivables”) and related property. On July 8, 2005, Hyundai Auto Receivables Trust 2005-A (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of February 25, 2005, as amended and restated by the Amended and Restated Trust Agreement, dated as of July 8, 2005 (the “Amended and Restated Trust Agreement”), by and among HAFC, as depositor, Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and HMFC, as administrator, entered into that certain Sale and Servicing Agreement, dated as of July 8, 2005 (the “Sale and Servicing Agreement”), with HAFC, as depositor, HMFC, as seller and servicer, and Citibank, N.A., as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Trust. Also on July 8, 2005, the Trust caused the issuance, pursuant to an Indenture, dated as of July 8, 2005 (the “Indenture”), by and between the Trust, as issuer, and the Indenture Trustee, of certain notes in the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, and Class D Notes (collectively, the “Notes”). Also on July 8, 2005, the Trust, as issuer, HMFC, as administrator, and the Indenture Trustee entered into that certain Owner Trust Administration Agreement, dated as of July 8, 2005, relating to the provision by HMFC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $774,000,000, were sold to Deutsche Bank Securities Inc., SG Americas Securities, LLC, Barclays Capital Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as underwriters (the “Underwriters”) pursuant to an Underwriting Agreement, dated June 29, 2005, by and among HAFC, HMFC and Deutsche Bank Securities Inc., on behalf of itself and as the representative of the several Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-117398).

     Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Receivables Purchase Agreement, as Exhibit 4.4 is the Amended and Restated Trust Agreement, and as Exhibit 4.5 is the Owner Trust Administration Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of July 8, 2005, by and among the Trust, as issuer, HAFC, as depositor, HMFC, as seller and servicer and the Indenture Trustee.

Exhibit 4.2	Indenture, dated as of July 8, 2005, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3	Receivables Purchase Agreement, dated as of July 8, 2005, by and between HMFC, as seller and HAFC, as depositor.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of July 8, 2005, by and among HAFC, as depositor, the Owner Trustee and HMFC, as administrator.

Exhibit 4.5	Owner Trust Administration Agreement, dated as of July 8, 2005, by and among the Trust, as issuer, HMFC, as administrator and the Indenture Trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION

By:	/s/ DAVID A. HOELLER

Name: David A. Hoeller
Title: Vice President and Secretary

Date: July 13, 2005

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of July 8, 2005, by and among the Trust, as issuer, HAFC, as depositor, HMFC, as seller and servicer and the Indenture Trustee.

Exhibit 4.2	Indenture, dated as of July 8, 2005, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3	Receivables Purchase Agreement, dated as of July 8, 2005, by and between HMFC, as seller and HAFC, as depositor.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of July 8, 2005, by and among HAFC, as depositor, the Owner Trustee and HMFC, as administrator.

Exhibit 4.5	Owner Trust Administration Agreement, dated as of July 8, 2005, by and among the Trust, as issuer, HMFC, as administrator and the Indenture Trustee.